Exhibit 99.2
Quarterly update FY 2009 second quarter April 21, 2009 Exhibit 99.2

2 2 Agenda Introduction Glen Ponczak - Director, Investor Relations Overview and Economic Environment / Outlook Steve Roell - Chairman and Chief Executive Officer Business Results and Financial Review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A FORWARD-LOOKING STATEMENT Johnson Controls, Inc. ("the Company") has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2009 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, financial distress of key customers, energy prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, liquidity, the ability to execute on restructuring actions according to anticipated timelines and costs as well as other factors discussed in the Company's Form 8-k (filed March 9, 2009) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward- looking statement made by, or on behalf of, the Company.

3 2009 second quarter* *Excluding Q2 items $230 million restructuring announced March 2009 $81 million non-recurring tax benefit $7 million tax rate benefit related to Q1 $6 million restructuring charges at equity affiliates Sales: $6.3 billion vs. $9.4 billion in 2008 Segment income: loss of $113 million Net income: loss of $97 million ($0.16) per diluted share vs. $0.48 in Q2 2008 Significant top-line impact Automotive volume ($2.0 billion) Lead ($0.5 billion) Currency ($0.7 billion) Excluding these items, sales were comparable with last year Top-line negatively impacted by

4 4 2009 second quarter Economic environment and outlook Automotive markets Prolonged production shut-downs in North America and Europe, particularly in January North American production (FY 2009) forecast of 8.8 million vehicles Compared with 9.3 million forecast in December 2009 "Wealth effect" negatively impacting new car sales Declines in home equity and 401k values, rising unemployment Europe production forecast of 14.3 million vehicles Compared with16.2 million forecast in December 2008 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/31/2005 6/30/2005 7/31/2005 8/31/2005 9/30/2005 10/31/2005 11/30/2005 12/31/2005 1/31/2006 2/28/2006 3/31/2006 4/30/2006 5/31/2006 6/30/2006 7/31/2006 8/31/2006 9/30/2006 10/31/2006 11/30/2006 12/31/2006 1/31/2007 2/28/2007 3/31/2007 4/30/2007 5/31/2007 6/30/2007 7/31/2007 8/31/2007 9/30/2007 10/31/2007 11/30/2007 12/31/2007 1/31/2008 2/29/2008 3/31/2008 4/30/2008 5/31/2008 6/30/2008 7/31/2008 8/31/2008 9/30/2008 10/31/2008 11/30/2008 12/31/2008 1/31/2009 2/28/2009 3/31/2009 SAAR 16.1 22.1 17.8 16.2 16.2 16.9 16.8 17.4 15.9 16.5 17.8 18.1 16.4 15.9 16.1 17.9 16.4 15.7 16.3 16.5 16.2 16.5 16.9 18 17 16.2 17 17.5 16.4 16.5 16.8 16.6 17.7 15.4 17.2 16.6 17.5 17 16.4 18.4 16.2 16.3 16.9 17.4 16.7 17.5 20.9 16.8 16.4 14.8 16.1 17.1 17.6 16.6 16.6 16.7 16.1 16.3 17.2 16.2 16.6 16.2 16 16.7 16.7 16.6 16.3 16.3 16.1 15.6 15.5 16.3 16.2 16.1 16.2 16.3 15.4 15.4 15.1 14.4 14.3 13.6 12.6 13.7 12.5 10.6 10.2 10.3 9.6 9.1 9.9 12 Month Moving Average 17.2 17.3 17.3 16.8 16.7 16.8 16.8 16.7 16.7 16.6 16.7 16.7 16.6 16.6 16.6 16.6 16.7 16.7 16.7 16.8 16.8 16.8 16.9 16.8 16.9 16.7 16.8 16.9 16.8 16.9 16.9 16.8 16.9 16.9 16.8 17 17.3 17.3 17.3 17.1 17 16.9 17 17.1 17 17 16.9 16.8 16.5 16.4 16.5 16.6 16.6 16.6 16.5 16.5 16.5 16.4 16.4 16.4 16.2 16.2 16.2 16.2 16.2 16.2 16.1 16 15.9 15.7 15.6 15.4 15.1 14.9 14.6 14.16 13.7 13.2 12.7 12.2 11.7 U.S. SAAR (in millions) 12 Month Moving Average March's SAAR of 9.9m was 34% below last year's rate of 15.0m

5 5 2009 second quarter Economic environment and outlook Building markets Our primary vertical market -- institutional buildings (government, healthcare, education) -- remains the most resilient new construction sector Weakness in office, retail, lodging where JCI has low presence; expected to continue through 2010 Economic environment resulting in atypical customer behaviors Service / maintenance / retrofit deferrals Delays of some government energy efficiency projects due to potential for stimulus funding New construction slow-downs and deferrals in Dubai; other Middle Eastern markets stable U.S. housing starts and existing-home sales continue to decline

6 Some encouraging signs Automotive markets Government support European incentive programs having a positive impact on new vehicle sales Auto scrappage programs driving increased "A" and "B" segment car purchases Managed government-backed process for OE long-term viability U.S. Treasury program for domestic suppliers Volume China volumes stabilizing / improving Improvements in U.S. consumer credit availability Lower industry inventory levels in North America and Europe; future production likely to be more stable

7 Some encouraging signs Other news Toyota "Global Contribution Award" Three companies selected in 2009 JCI is only supplier of vehicle interior products, and the only U.S. company, to gain top recognition New business awards in Asia GM, Kia, Nissan Intend to participate in U.S. Treasury supplier credit insurance program January February March -143 -95 -15 Sequential improvement Multiple OE production shut- downs in January and February Restructuring benefits increasingly accretive Other cost-reduction initiatives Jan Feb Mar Automotive Experience Segment Income $0 Automotive Experience

8 Some encouraging signs Power Solutions Auto battery destocking in retail / wholesale channels stabilizing U.S. Federal and State funding for domestic hybrid battery capacity Building Efficiency Stimulus funding for investing in energy efficiency, infrastructure JCI pipeline of ARRA projects: $535 million Architectural Billing Index (U.S.) stabilizing Potential cycle bottoming in 2010 Continued strong growth in pipeline for Global Workplace Solutions Over $1 billion in identified projects Initial signs of residential market stabilization U.S. tax credits for first-time buyers

9 Federal Opportunities Well positioned as a preferred or pre- qualified supplier to many federal entities Strong presence on over 50% of the top 85 military installations world-wide Installed systems at the White House, U.S. Capitol and Pentagon 2008 market share of Department of Energy's performance contracts: 70% State & Local Opportunities Local branch presence and expertise to help state and local governments identify and qualify high value projects consistent with ARRA objectives Economic Stimulus (ARRA) Package Target addressable market opportunity $12B Education Modernization $5 B Federal Buildings $3 B Grid / Renewables $2 B State and Local $2 B

10 2009 second quarter actions Improving our cost structure and liquidity $230 million restructuring 80% focused on Automotive Experience; remainder is primarily Power Solutions Approximately $185 million in cash 10 plant consolidations / closings Slightly accretive in 2009; incremental $0.15 per diluted share benefit in 2010 Liquidity enhancement Successful $850 million convertible debt / mandatory equity units offering Reduces reliance on commercial paper market Stabilized credit metrics Financial flexibility to withstand market disruptions and take advantage of opportunities September 2008 Restructuring Update Actions proceeding ahead of schedule; 70% complete Increasingly accretive to earnings in second half of year Incremental $0.20 - $0.25 per diluted share benefit in 2010

11 11 2009 second quarter Building Efficiency 2009 2008 Net sales $3.0 B $3.3 B - 10% Adjusted for currency, sales down 2% N.A. systems up slightly Solutions growth of 16% Temporary contract delays due to potential of stimulus funding Europe, ROW comparable with last year, excluding currency Technical services down high single digits Continued deferrals of "discretionary" service/retrofit Depressed unitary (N.A. residential) demand Down 24% y/y over low 2008 revenues New home construction starts down more than 80% since peak; lowest level in 50 years $4.5 B +1% (+6% ex FX) Commercial backlog (at March 31, 2009)

12 12 2009 second quarter Building Efficiency 2009 2008 Segment income $90 M $177 M - 49% All non-residential businesses solidly profitable Good progress in European restructuring (segment income up 7%, excluding currency) 40% of overall decline attributable to residential HVAC (unitary products) business Lower volume Write-downs associated with profitability improvement program Impact of lower volumes / factory absorption Currency devaluation in Latin America

13 13 2009 second quarter Power Solutions 2009 2008 Net sales $905 M $1.5 B - 38% Unit volumes down 9% Aftermarket unit volume comparable with last year OE unit volume down 38% in Americas; 39% in Europe Segment income $66 M $121 M - 46% Lower unit volumes Increased investment in Asia lead-acid expansion Costs associated with footprint consolidation Hybrid battery investments Q2 lead price / metric ton 2009 2008 (qrtly ave.) $1,157 $2,871 - 60% Restructuring benefits start in Q3 Lead battery grids

14 Lead-acid batteries Genuine Parts/ NAPA (western region) New customer for Johnson Controls Initial shipments begin in Q3 2009 Commenced battery shipments to O'Reilly's / CSK Named Wal-Mart "Vendor of the Year" in the automotive category Hybrid batteries U.S. Lithium-Ion hybrid battery plant Existing facility in Holland, Michigan $220 million investment $149 million in incentives from State of Michigan 6 million units (annualized) of new lead-acid business awarded in the past 12 months 2009 second quarter Power Solutions

15 15 2009 second quarter Automotive Experience 2009 2008 Net sales $2.4 B $4.7 B - 47% Sales down 40% excluding impact of currency Declines across all geographies, customers and product segments North America: down 48% (production down 51%) Europe: down 48% (production down 41%) Down 35% excluding impact of currency Segment income ($275 M) $155 M Lower volume and loss of contribution margin China profitability comparable to prior year Accelerating restructuring benefits; sequential monthly improvements

16 16 2009 second quarter Financial highlights (in millions) 2009 (excl. items) 2008 %change Sales $6,315 $9,406 - 33% Gross profit % of sales 682 10.8% 1,310 13.9% - 48% SG&A expenses 803 888 - 10% Equity income 8 31 - 74% Segment income ($113) $453 2009 (reported) $6,315 682 10.8% 803 2 ($119) FX - Euro to U.S. Dollar average exchange rate at $1.29 in Q2 2009 vs. $1.54 in 2008 Sales - Excluding FX, sales down 26% Gross Profit - Adversely impacted by factory absorption, restructuring activities SG&A - Reductions in all three businesses, maintaining investments in key growth initiatives Equity Income - Lower automotive equity income in NA and Europe; China comparable

17 17 2009 second quarter Financial highlights Net financing charges - Lower short-term rates, impact of FX Income tax provision - Underlying 2009 tax rate revised to 31% (in millions except per share data) 2009 2009 2008 Segment income ($119) ($113) $453 Net financing charges (46) (46) (66) Income before taxes/minority interests (395) (159) 387 Income tax (provision) / benefit 183 50 (81) Minority interests, (net earnings) / loss 19 12 (17) Net income / (loss) ($193) ($97) $289 Diluted earnings / (loss) per share ($0.33) ($0.16) $0.48 (Reported) (Excl. items) Restructuring costs (230)

18 2009 second quarter Tax rate change Q2 tax benefit at 31% $(50) Tax on restructuring ($230M at 19%) (45) Adjustment to Q1 effective tax rate (31% vs. 24%) (7) Non-recurring tax benefit (81) Q2 tax benefit reported ($183) 18 18 2009 effective tax rate increases to 31% Geographic shift in income Losses in jurisdiction with valuation allowances Second half non-recurring tax benefits will approximate $150 million 2010 effective tax rate outlook approximately 25%

19 2009 second quarter Balance sheet Net debt to capitalization ratio approximately 36% Improvement in working capital by all three businesses Anticipate working capital improvements will offset cash costs of restructuring initiatives Sequential improvement in cash flow from operating and investing activities Q2 2009 outflow of $102 million Q1 2009 outflow of $674 million Lower second half capital spending 2009 cap ex: $600 million March 2009 debt offering Net proceeds of $828 million Common stock dilution: 13% Debt offering Objectives achieved Maximize liquidity Liquidity cushion of $2.2 billion Raise sufficient funds to avoid drawing bank revolver Strengthen balance sheet Stabilize credit metrics BBB / Baa2 ratings (stable) A-2 / P-2 ratings (stable)

20 2009 guidance Return to profitability in Q3 Significant improvements in Automotive Experience performance Expected segment income loss of less than $50m Building Efficiency seasonality Increasing benefit from restructuring initiatives and lower commodity costs Uncertainties remain in our industries making it difficult to provide meaningful guidance Break-even run-rate in Automotive Experience by year-end Stimulus-related projects start to be in backlog by end of 2009 Accelerating benefit of restructuring initiatives Continued investments in areas that support our growth strategies Expect strong cash flow generation in Q3 and Q4